Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments, Contingencies and Guarantees
COMMITMENTS, CONTINGENCIES AND GUARANTEES:
At December 31, 2019, we have commitments under IT support agreements that require future minimum payments as follows:

2020	$24.4
2021	18.6
2022	14.9
2023	14.5
2024	12.6
Thereafter	49.8
Total future minimum payments	$134.8

As at December 31, 2019, management had approved $23.1 for capital expenditures, primarily for machinery and equipment to support new customer programs, and issued $6.0 of such amount in purchase orders to third-party vendors. We have contingent liabilities in the form of letters of credit, letters of guarantee and surety bonds (collectively, Guarantees) which we have provided to various third parties. The Guarantees cover various payments, including customs and excise taxes, utility commitments and certain bank guarantees. At December 31, 2019, we had $34.5 of Guarantees (December 31, 2018 — $35.7), including $21.2 (December 31, 2018 —$21.3) of letters of credit outstanding under our Revolver. We are required to make contributions to our pension and non-pension post-employment benefit plans, quarterly mandatory principal repayments under the Term Loans, certain annual mandatory prepayments under the Credit Facility under specified circumstances, payments of outstanding amounts under the Credit Facility at maturity, and contractual payments under our lease obligations (see notes 12 and 19). We are also required to make interest payments on amounts outstanding under the Credit Facility, and to pay fees and charges related to our Credit Facility, our A/R sales program and SFPs, and under our interest rate swap agreements, the amounts under the swap to be determined based on market rates at the time the interest payments are due (see notes 12 and 21). See note 21 for our obligations under the foreign exchange contracts we held at December 31, 2019.

In addition to the Guarantees described above, we provide routine indemnifications, the terms of which range in duration and often are not explicitly defined. These may include indemnifications against third-party intellectual property infringement claims and certain third-party negligence claims for property damage. We have also provided indemnifications in connection with the sale of certain businesses and real property. The maximum potential liability from these indemnifications cannot be reasonably estimated. In some cases, we have recourse against other parties to mitigate our risk of loss from these indemnifications. Historically, we have not made significant payments relating to these types of indemnifications.
In March 2019, as part of the Toronto property sale (see note 7), we entered into a 10-year lease for our new corporate headquarters, to be built by the Assignee on the site of our former location. The commencement date of the lease will be determined by the Assignee, and is currently targeted to be May 2022. Upon such commencement, our estimated annual basic rent will be approximately $2.5 million Canadian dollars for each of the first five years, and approximately $2.7 million Canadian dollars for each of the remaining five years. We may, at our option, extend the lease for two further consecutive five-year periods.
Litigation:
In the normal course of our operations, we may be subject to lawsuits, investigations and other claims, including environmental, labor, product, customer disputes, and other matters. Management believes that adequate provisions have been recorded where required. Although it is not always possible to estimate the extent of potential costs, if any, management believes that the ultimate resolution of all such pending matters will not have a material adverse impact on our financial performance, financial position or liquidity.
Income taxes:
We are subject to tax audits in various jurisdictions. Reviews by tax authorities generally focus on, but are not limited to, the validity of our inter-company transactions, including financing and transfer pricing policies which may involve subjective areas of taxation and significant judgment. The successful pursuit of assertions made by any taxing authority could result in our owing significant amounts of tax, interest and possibly penalties. We believe we adequately accrue for any probable potential adverse tax ruling. However, there can be no assurance as to the final resolution of any claims and any resulting proceedings. If any claims and any ensuing proceedings are determined adversely to us, the amounts we may be required to pay could be material, in excess of amounts accrued, and/or have a significant adverse impact on our earnings and cash flows.
Other matters:
In 2017, the Brazilian Ministry of Science, Technology, Innovation and Communications issued assessments seeking to disqualify certain research and development (R&D) expenses for the years 2006 to 2009, which entitled our Brazilian subsidiary (which ceased operations in 2009) to charge reduced sales tax levies to its customers. The assessments against our Brazilian subsidiary, which (including interest and penalties) total approximately 39 million Brazilian real (approximately $10 at year-end exchange rates) for such years, remain under appeal. Although we cannot predict the outcome of this matter, we believe that our R&D activities for the period are supportable, and it is probable that our position will be sustained upon full examination by the appropriate Brazilian authorities and, if necessary, upon consideration by the Brazilian judicial courts. Our position is supported by our Brazilian legal advisers. There were no changes in the status of this matter during either 2018 or 2019.